UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2025

UNIVERSAL TOKEN, INC.

(Exact name of registrant as specified in its charter)

WY	000-54457	87-2595314
State or other jurisdiction of incorporation	(Commission file number	(IRS. Employer Identification No.)

World Trade Center El Salvador
Calle El Mirador, 87 Ave Norte
San Salvador, El Salvador 00000

(Address of principal executive offices)(Zip code)

(727)-692-3348

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01      Change in Issuer’s Certifying Accountant

Item 4.01 Changes in Issuer’s Certifying Accountants. The Board of Directors (the “Board”) of UNIVERSAL TOKEN, INC. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Committee invited several public accounting firms to participate in the process. As a result of this process, the Committee approved the appointment of CNGSN & Associates LLP (“CNGSN”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The decision to change accountants to CNGSN from M.S. Mahava Rao (“RAO”) was approved by the Board, effective December 19, 2025. The reports of RAO on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion, were qualified as to the Company’s ability to continue as a going concern but were not qualified as to audit scope or accounting principles. During the fiscal year ended December 31, 2024, and the subsequent interim period preceding such dismissal, (i) there was no disagreement with RAO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of RAO, would have caused RAO to make reference to the subject matter of the disagreement in connection with their reports, and (ii) there were no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K. The Company has provided RAO with a copy of the disclosures contained in this Form 8-K and has requested that RAO furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether RAO agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of the letter from RAO concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K. (b) During the fiscal year ended December 31, 2024 and the subsequent interim period preceding such appointment, the Company did not consult with RAO regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with RAO or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

16            RAO Letter

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Universal Token, Inc.

By /s/George Athanasiadis	(Signature and Title)
/s/George Athanasiadis	CEO/Director

By /s/Alexander Borodich	(Signature and Title)
/s/Alexander Borodich	Chairman

Date 12/22/2025